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                                                                   EXHIBIT 99(A)
[KOGER LOGO]
                                                              KOGER EQUITY, INC.
                                                     8880 Freedom Crossing Trail
                                                     Jacksonville, Florida 32256
                                                                  (904) 538-8871

                                                                         N E W S

                                Media Inquiries: Andrew Merrill, David Pitts
                                                 The Abernathy MacGregor Group
                                                 (212) 371-5999


                     KOGER EQUITY ACQUIRES PREMIER OFFICE PROJECT
                       IN ATLANTA'S CENTRAL PERIMETER SUBMARKET

         COMPANY TO HOST FINANCIAL COMMUNITY MEETING AND CONFERENCE CALL


BOCA RATON, FLORIDA--JANUARY 8, 2002--Koger Equity, Inc. (NYSE:KE) today announced that it has signed a definitive Purchase and Sale Agreement with Ravinia Three Associates Limited Partnership to acquire Three Ravinia Drive, an 805,972 square foot office building located in Atlanta's Central Perimeter submarket for $125 million in cash. The initial investment in the property will be capitalized using a combination of cash from the proceeds of Koger's recently closed $303 million asset sale and the Company's $125 million line of credit.

Three Ravinia, completed in 1991, is a 31-story, 431 foot tall, Class A trophy office building designed by the noted architectural firm of Kevin Roche John Dinkeloo & Associates and developed by Hines Interests LP. The building is located on the northeast corner of Ashford-Dunwoody Road and Interstate 285 in DeKalb County in suburban North Atlanta. It is the largest metropolitan office building north of Midtown Atlanta and the tallest building in DeKalb County.

Three Ravinia shares the 42 wooded-acre Ravinia Office Park with the 500-room Crowne Plaza Ravinia Hotel and two other office buildings, One and Two Ravinia Drive. The building features functional and energy efficient 25,000 square foot floor plates, a state-of-the-art fiber optic Internet backbone, a tropical conservatory, 2,515 adjacent covered parking spaces and convenient access to both the Dunwoody MARTA rapid rail system and Perimeter Mall.
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"Three Ravinia is a trophy suburban office tower located at the epicenter of one of Atlanta's most important and renowned submarkets, Central Perimeter," said
Tom Crocker, Chief Executive Officer of Koger. "The purchase of this landmark, Class A asset is consistent with our corporate repositioning program, which began with the divestiture of select non-core assets at the end of last year. With this announcement, Koger has demonstrated its commitment to reinvesting in opportunities with higher growth and ROE prospects. We continue to believe that in the current suburban office markets of the Southeast and Southwest there are opportunities to invest in assets which we anticipate will yield significant returns for our shareholders."

The purchase price represents a cost of approximately $155 per rentable square foot, a significant discount to current estimated reproduction costs, which would exceed $200 per rentable square foot. MCI, formerly the building's second largest tenant, vacated 315,000 square feet as of September 30, 2001, leaving Three Ravinia 57% leased. The Company anticipates that the investment will stabilize at an overall return consistent with ground up development without the commensurate construction and leasing risk.

The building is currently leased to 12 office tenants and three retail tenants. Major, credit worthy tenants account for 375,743 square feet of the 457,638 that are occupied, with the majority of its leases expiring in 2009. The building's office tenants include Bass Hotels and Resorts American, a subsidiary of Six-Continents plc, Blue Cross and Blue Shield of Georgia and Alcan Cable. The building's retail tenants include a florist, sundry shop and a restaurant.

FINANCIAL COMMUNITY CONFERENCE CALL AND MEETING

Koger Equity will host an analyst and investor meeting on January 9, 2002 in New York to discuss the Company's repositioning program, including guidance regarding the Company's projected performance in 2002. The meeting will begin at 10:00 a.m. Eastern Daylight Time. For those unable to attend the meeting in person, the audio and slide presentation will be available to the public via conference call dial-in and slides posted on the company's web site at http://www.koger.com. A replay of the conference call will also be available. To participate in the


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teleconference, please dial 800-350-8023 (international callers: 212-896-6106).
A telephone replay will be available beginning an hour following the call until January 16, 2002 at 1:00 p.m. Eastern Daylight Time. To access the rebroadcast, please dial 800-633-8284 (international callers: 858-812-6440) and enter code 20209555.

ABOUT KOGER EQUITY

Koger Equity, Inc. (NYSE: KE) owns and operates 12 suburban office parks and two freestanding buildings, containing 6.9 million rentable square feet, located in eight cities in the Southeast and manages for others eight suburban office parks and two freestanding buildings, containing 3.96 million rentable square feet, located in six cities in the Southeast and Southwest.

For more information about Koger contact its website at www.koger.com or Investor Relations, 8880 Freedom Crossing Trail, Suite 101, Jacksonville, Florida 32256-8280, 904-538-8871.

CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY BE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH KOGER EQUITY, INC. BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, THERE CAN BE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ATTAINED. CERTAIN FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM KOGER EQUITY'S EXPECTATIONS ARE SET FORTH AS RISK FACTORS IN THE COMPANY'S SEC REPORTS AND FILINGS, INCLUDING ITS ANNUAL REPORT ON FORM 10-K. INCLUDED AMONG THESE FACTORS ARE CHANGES IN GENERAL ECONOMIC CONDITIONS, INCLUDING CHANGES IN THE ECONOMIC CONDITIONS AFFECTING INDUSTRIES IN WHICH ITS PRINCIPAL TENANTS COMPETE; ITS ABILITY TO TIMELY LEASE OR RE-LEASE SPACE AT CURRENT OR ANTICIPATED RENTS; ITS ABILITY TO ACHIEVE ECONOMIES OF SCALE OVER TIME; THE DEMAND FOR TENANT SERVICES BEYOND THOSE TRADITIONALLY PROVIDED BY LANDLORDS; CHANGES IN INTEREST RATES; CHANGES IN OPERATING COSTS; ITS ABILITY TO ATTRACT AND RETAIN HIGH-QUALITY PERSONNEL AT A REASONABLE COST IN A HIGHLY COMPETITIVE LABOR ENVIRONMENT; FUTURE DEMAND FOR ITS DEBT AND EQUITY SECURITIES; ITS ABILITY TO REFINANCE ITS DEBT ON REASONABLE TERMS AT MATURITY; AND ITS ABILITY TO COMPLETE CURRENT AND FUTURE DEVELOPMENT PROJECTS ON SCHEDULE AND ON BUDGET. MANY


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OF THESE FACTORS ARE BEYOND KOGER EQUITY'S ABILITY TO CONTROL OR PREDICT.
FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF PERFORMANCE. FOR FORWARD-LOOKING STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE HEREIN, KOGER EQUITY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT FORWARD-LOOKING STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS.

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                                  [KOGER LOGO]

                  KOGER EQUITY REPOSITIONING PROGRAM AND 2002 GUIDANCE
                               FINANCIAL COMMUNITY MEETING

BOCA RATON, FLORIDA--JANUARY 8, 2002--Koger Equity will host an information meeting to give investors and research analysts an opportunity to discuss the Company's previously announced repositioning program, including guidance on the impact of the recent acquisition of Three Ravinia and other recent transactions on the Company's projected performance in 2002.

For those unable to attend the meeting in person, the audio and slide presentation will be available to the public via conference call dial-in and slides posted on the company's web site. The dial-in information is described below. A replay of the conference call will be available, also as described below.

WHO:                 Tom Crocker, Chief Executive Officer

WHAT:                Koger Equity's repositioning program and 2002 guidance

WHEN:                Wednesday, January 9, 2002, 10:00 a.m. - 12:00 p.m. EST

WHERE:               Inter-Continental The Barclay New York
                     South Parlor, 2nd Floor
                     111 East 48th Street, between Park and Lexington Avenues New York, NY 10017

MEETING RSVP:        Renee Calabro
                     The Abernathy MacGregor Group
                     rc@abmac.com or 212-371-5999

DIAL IN:             800-350-8023 (domestic calls)
                     212-896-6106 (international calls)
                     (No reservation number needed)

SLIDE PRESENTATION:  Posted on www.koger.com

REPLAY:              800-633-8284 (domestic calls)
                     858-812-6440 (international calls)
                     Reservation number: 20209555

REPLAY TIMES:        January 9, 2002 at 1:00 p.m. to January 16, 2000 at
                     1:00 p.m. EST

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